UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2006

                             ARROW ELECTRONICS, INC.
                         ------------------------------
               (Exact Name of Company as Specified in its Charter)

          NEW YORK                      1-4482                  11-1806155
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

            50 MARCUS DRIVE, MELVILLE, NEW YORK                    11747
          (Address of Principal Executive Offices)               (Zip Code)

         Company's telephone number, including area code: (631) 847-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))


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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Arrow Electronics, Inc. (the "Company") is reporting under Item 1.01 that on January 24, 2006, Harriet Green, President of Arrow Asia/Pacific, and Arrow Electronics (UK) Ltd. ("Arrow UK"), a subsidiary of the Company, entered into a Compromise Agreement (the "Compromise Agreement") to terminate Ms. Green's employment with Arrow UK, effective March 31, 2006 (the "Termination Date").

The Compromise Agreement provides for, among other things, (i) payment by Arrow UK of Ms. Green's full salary and all other benefits associated with her employment until the Termination Date; (ii) payment by Arrow UK, if any is due, in respect of the targeted bonus referred to in clause 6 of the Employment Agreement between Arrow UK and Ms. Green, dated June 9, 2004, (the "Employment Agreement") (See Exhibit 10.2 hereof) for the bonus year 2005 in accordance with the rules of that bonus scheme and Arrow UK's usual practice; (iii) payment by Arrow UK of an additional bonus of $89,016 (such amount is stated and paid in the Compromise Agreement as 50,000 British pounds, and is converted here for reporting purposes only, using the exchange rate for January 24, 2006); (iv) payment by Arrow UK in respect of Ms. Green's outstanding accrued holiday entitlement in accordance with Arrow UK's usual practice; (v) payment by Arrow UK of all contributions due to be paid by it up to the Termination Date in respect of Ms. Green's active membership of the Arrow Electronics (UK) Pension Scheme and the Unfunded Retirement Benefit Scheme; and (vi) reimbursement by Arrow UK for all expenses properly incurred by Ms. Green in the performance of her duties in accordance with Arrow UK's expenses policy up to the Termination Date. In addition, Ms. Green is entitled up to the Termination Date to exercise any share options which she holds which have vested, or which will vest by the Termination Date, in accordance with the rules of the relevant share option schemes.

The preceding summary of the Compromise Agreement is qualified in its entirety by the full text of such Agreement, a copy of which is filed herewith as Exhibit
10.1 and is hereby incorporated herein by reference.

ITEM 1.02.   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The Company is reporting under Item 1.02 that in conjunction with (i) Ms. Green's resignation and termination of employment from Arrow UK, and (ii) entry into the Compromise Agreement disclosed in Item 1.01 above, Ms. Green's Employment Agreement will be terminated on the Termination Date.

The Employment Agreement provides, among other things, for a minimum base salary throughout its term of $427,862 and for a targeted incentive payment in 2005 of $256,717. (All amounts under the Agreement are stated and paid in British pounds, and are converted here for reporting purposes only, using the average exchange rate for 2005.) The Employment Agreement also provides, among other things, for the use of a company vehicle (leased by the company at an annual cost of $20,100) and, while on expatriate assignment in Hong Kong, the use of a car and driver.

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


The preceding summary of the Employment Agreement is qualified in its entirety by the full text of such Agreement, a copy of which is filed herewith as Exhibit
10.2 and is hereby incorporated herein by reference.

The disclosure included in Item 1.01 hereof is incorporated by reference into this Item 1.02.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The Company is reporting under Item 5.02(b) that on January 24, 2006, Ms. Green resigned as President of Arrow Asia/Pacific and her employment with Arrow UK has been terminated, effective as of the Termination Date. As disclosed in Items
1.01 and 1.02 above, in conjunction with Ms. Green's departure from Arrow UK, Arrow UK entered into a Compromise Agreement with Ms. Green (See Exhibit 10.1 hereof) and Ms. Green's Employment Agreement (See Exhibit 10.2 hereof) will terminate as of the Termination Date.

A copy of the press release announcing Ms. Green's resignation and termination of employment from Arrow UK is attached as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

ITEM 8.01.   OTHER EVENTS

On January 25, 2006, the Company issued a press release announcing that Michael
J. Long has been promoted to President of North America and Asia/Pacific Components.

The Company also announced that Harriet Green, President of Arrow Asia/Pacific, has resigned to join Premier Farnell PLC as Chief Executive Officer.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Financial Statements of Business Acquired:
                    Not applicable.
               (b)  Pro Forma Financial Information:
                    Not applicable.
               (c)  Shell Company Transactions:
                    Not applicable.
               (d)  Exhibits:

                     EXHIBIT NO.                DESCRIPTION
                     -----------                -----------

                     10.1 Compromise Agreement between Keryn Harriet Green and
                          Arrow Electronics (UK) Limited dated 24 January, 2006.

                     10.2 Employment Agreement between Keryn Harriet Green and
                          Arrow Electronics (UK) Limited dated June 9, 2004.

                     99.1 Press Release issued by Arrow Electronics, Inc. dated
                          January 25, 2006.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 31, 2006

                                       ARROW ELECTRONICS, INC.

                                       By:  /s/ Peter S. Brown
                                            ------------------------------------
                                            Name:  Peter S. Brown
                                            Title: Senior Vice President,
                                                   General Counsel
                                                   and Secretary



                                  EXHIBIT INDEX

     Exhibit
     Number     Description
--------------  ----------------------------------------------------------------
      10.1      Compromise Agreement between Keryn Harriet Green and
                Arrow Electronics (UK) Limited dated 24 January, 2006.

      10.2 Employment Agreement between Keryn Harriet Green and Arrow Electronics (UK) Limited dated June 9, 2004.

      99.1      Press release issued by Arrow Electronics, Inc.
                dated January 25, 2006.

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